AAM/Bahl & Gaynor Income Growth Fund
Class/Ticker
Class A: AFNAX
Class C: AFYCX
Class I: AFNIX

PROSPECTUS
July 5, 2012, as amended
August 10, 2012 and May 17, 2013

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

AAM/Bahl & Gaynor Income Growth Fund
A series of the Investment Managers Series Trust (the “Trust”)

Table of Contents

SUMMARY SECTION	1
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES	5
MANAGEMENT OF THE FUND	7
PURCHASE OF SHARES	12
YOUR ACCOUNT WITH THE FUND	17
SERVICE FEES – OTHER PAYMENTS TO THIRD PARTIES	25
DIVIDENDS AND DISTRIBUTIONS	26
FEDERAL INCOME TAX CONSEQUENCES	26
FINANCIAL HIGHLIGHTS	27

SUMMARY SECTION

AAM/Bahl & Gaynor Income Growth Fund

Investment Objective
The Fund’s investment objective is primarily current and growing income and secondarily long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund.  More information about these and other discounts is available from your financial professional and in the section titled “Class A Shares” on page 13 of the Prospectus.

	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of the net asset value at purchase or redemption)	1.00%1	1.00%1	None
Redemption fee if redeemed within 90 days of purchase (as a percentage of amount redeemed)	2.00%	2.00%	2.00%
Wire fee	$20	$20	$20
Overnight check delivery fee	$15	$15	$15
Retirement account fees (annual maintenance and redemption requests)	$15	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.80%	0.80%	0.80%
Distribution and/or service (12b-1) fees	0.25%	1.00%	None
Other expenses2	0.41%	0.41%	0.41%
Total annual fund operating expenses	1.46%	2.21%	1.21%
Fee waiver and/or expense reimbursement3	(0.06%)	(0.06%)	(0.06%)
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)3	1.40%	2.15%	1.15%

1.
For Class A Shares, no sales charge applies on investments of $1 million or more, but a contingent deferred sales charge ("CDSC") of 1% will be imposed on certain redemptions of such shares within 18 months of the date of purchase.  Class C Shares of the Fund are subject to a CDSC of 1.00% on any shares sold within 12 months of purchasing them.

2.	These expenses are estimated for the current fiscal year.
3.
The Fund’s advisor has contractually agreed to waive its fees and/or pay for expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.40%, 2.15% and 1.15% of the average daily net assets of the Fund's Class A, Class C and Class I Shares, respectively.  This agreement is effective until October 31, 2013, and may be terminated by the Trust's Board of Trustees.  The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid for three years from the date of any such waiver or payment to the extent a class's total annual fund operating expenses do not exceed the limits described above.

Example
This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The one-year example and the first year of the three-year example are based on net operating expenses, which reflect the expense waiver/reimbursement by the Fund’s advisor.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years
Class A Shares	$809	$1,005
Class C Shares	$318	$685
Class I Shares	$117	$378

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years
Class A Shares	$709	$1,005
Class C Shares	$318	$685
Class I Shares	$117	$378

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies
Under normal market conditions, the Fund will invest at least 80% of its assets plus borrowings for investment purposes in equity securities that have historically paid dividends.   Although the Fund may invest in any size companies, it will primarily invest in the common stocks of large capitalization companies.  The Fund’s sub-advisor considers large capitalization companies to be those with market capitalization of $10 billion or higher at the time of purchase.  Under normal markets conditions, the Fund typically will invest in a diversified portfolio of 35 to 50 securities spread across a variety of economic sectors.  Investments in and weightings of individual sectors will vary based on the sub-advisor’s assessment of company fundamentals, valuations and overall economic conditions.  The Fund’s sub-advisor focuses on high-quality companies that typically produce steady earnings and dividend growth.

The Fund may invest in foreign securities.  The Fund’s investments in foreign securities will primarily be in American Depositary Receipts and similar receipts (“ADRs”).  ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks.

Principal Risks of Investing
The Fund’s principal risks are mentioned below. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money.

Market Risk.  The Fund’s share price may be affected by a sudden decline in the market value of an investment or by an overall decline in the stock market.

Equity Securities Risk.  The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Foreign Securities Risk. The prices of foreign securities may be more volatile than the securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environment of foreign countries.  In addition, changes in exchange rates and interest rates may adversely affect the value of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms.  The Fund’s investments in ADRs are also subject to these risks.

Risks of Mid-Cap and Small-Cap Companies.  The securities of mid-cap or small-cap companies may be subject to more abrupt or volatile market movements and may have lower trading volumes or more erratic trading than securities of larger-sized companies or the market averages in general.

Focused Risk.  Although the Fund is diversified, the Fund’s sub-advisor intends to focus its investments in the securities of a comparatively small number of issuers.  Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Management Risk.  The skill of the Fund’s sub-advisor plays a significant role in the Fund’s ability to achieve its investment objective.

Performance
The Fund is new and it does not have a full calendar year performance record to compare against other mutual funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Investment Advisor and Sub-advisor
Advisors Asset Management, Inc. (the “Advisor” or “AAM”) is the Fund’s investment advisor.  Bahl & Gaynor, Inc. (the “Sub-advisor” or “Bahl & Gaynor”) is the Fund’s sub-advisor.

SUMMARY SECTION

Portfolio Managers
Name and Title (Bahl & Gaynor)	Managed the Fund Since:
William F. Bahl, CFA, CIC - Co-Founder and Chairman	July 5, 2012
Vere W. Gaynor - Co-Founder and President	July 5, 2012
George G. Strietmann, CFA, CIC - Vice President and Principal	July 5, 2012
Edward E. Dohrmann - Vice President and Principal	July 5, 2012
Charles A. Pettengill, CFA, CIC, CPA - Vice President and Principal	July 5, 2012
Eleanor K. Moffat, CFA, CIC - Vice President and Principal	July 5, 2012
Scott D. Rodes, CFA, CIC - Vice President and Principal	July 5, 2012
Matthew D. McCormick - Vice President and Principal	July 5, 2012
Lori A. Hudson - Vice President and Principal	July 5, 2012
Edward A. Woods, CFA, CIC - Vice President and Principal	July 5, 2012
John B. Schmitz, CFA, CIC - Vice President and Principal	July 5, 2012
P. Declan O'Sullivan, CFA - Vice President	July 5, 2012
Ellis D. Hummel, CFP - Vice President and Principal	July 5, 2012

Purchase and Sale of Fund Shares
To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account

Class A & C Shares
Direct Regular Accounts	$2,500	$500
Traditional and Roth IRA Accounts	$2,500	$500
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$500

Class I Shares
All Accounts	$1,000,000	$100,000

Shares of the Fund are redeemable on any day the New York Stock Exchange is open for business through your broker-dealer or other financial intermediary, by mail, or by telephone.  If you are purchasing or redeeming Fund shares through an intermediary such as a broker-dealer or bank, contact your intermediary directly.

Tax Information
The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shareholders investing through such tax-deferred accounts may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Principal Investment Strategies
The Fund’s investment objective is primarily current and growing income and secondarily long-term capital appreciation.  There can be no assurance that the Fund will achieve its investment objective.  The Fund’s investment objective may be changed by the Trust’s Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders.

Under normal market conditions, the Fund will invest at least 80% of its assets plus borrowings for investment purposes in equity securities that have historically paid dividends.   Although the Fund may invest in any size companies, it will primarily invest in the common stocks of large capitalization companies.  The Sub-advisor considers large capitalization companies to be those with market capitalization of $10 billion or higher at the time of purchase.  Under normal market conditions, the Fund typically will invest in a diversified portfolio of 35 to 50 securities spread across a variety of economic sectors.  Investments in and weightings of individual sectors will vary based on the Sub-advisor’s assessment of company fundamentals, valuations and overall economic conditions.  The Fund may invest in foreign securities.  The Fund’s investments in foreign securities will primarily be in ADRs, which are receipts that represent interests in foreign securities held on deposit by U.S. banks.

The Sub-advisor uses a bottom-up fundamental approach in selecting the Fund’s investments.  The Sub-advisor focuses on high-quality companies that typically produce steady earnings and dividend growth.  The Sub-advisor employs a four-step process that begins with a bottom up quantitative screen of factors such as market cap, dividend yield and the Standard and Poor’s quality ranking.  Second, the Sub-advisor performs a fundamental review looking at quantitative and qualitative comparisons of each company with others in its economic sector.  Third, a fundamental security investigation is used to identify high-quality companies with strong dividend growth prospects and at least a 2% current yield.  Finally, the Sub-advisor’s investment committee reviews and makes a consensus decision.

The Sub-advisor will generally sell a security when one or more of the following occurs: 1) the security’s dividend is reduced to what the Sub-advisor believes is an unacceptable amount per share, 2) the company’s fundamentals deteriorate, 3) the company’s stock or income contribution become over-weighted in the portfolio due to appreciation or other factors, 4) the Sub-advisor identifies a more compelling investment, or 5) the Fund must meet redemption requests.

When the Sub-advisor believes equity market conditions are not favorable to the Fund’s principal investment strategies, the Fund may temporarily invest up to 100% of its assets in cash or high quality short-term money market instruments.  In such a case, the Fund may not achieve its investment objective.

Principal Risks of Investing
The Fund’s principal risks are mentioned below. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money.

•	Market Risk:
Market risk is the risk that the Fund’s share price may be affected by a sudden decline in the market value of an investment, or by an overall decline in the stock market.

•	Equity Securities Risk:
The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.  For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund.  Common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers.  The stock market has been subject to significant volatility recently which has increased the risk associated with an investment in the Fund.

•
Foreign Securities Risk. The prices of foreign securities may be more volatile than the securities of U.S. issuers because of economic conditions abroad, political developments, and changes in the regulatory environment of foreign countries.  Special risks associated with investments in foreign markets include less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, less government supervision of exchanges, brokers and issuers, greater risks associated with counterparties and settlement, and difficulty in enforcing contractual obligations.  In addition, changes in currency and exchange rates may adversely affect share prices.  Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. There also may be less publicly available information about a non-U.S. company than a U.S. company.

•	Risks of Mid-Cap and Small-Cap Companies:
The Fund may invest in equity securities of companies of any size capitalization, including mid-cap and small-cap companies. The securities of mid-cap or small-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger-sized, more established companies.

•
Focused Risk.  Although the Fund is diversified, the Sub-advisor intends to focus its investments in the securities of a comparatively small number of issuers.  Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

•	Management Risk:
The skill of the Sub-advisor plays a significant role in the Fund’s ability to achieve its investment objective. The Fund’s ability to achieve its investment objective depends on the Sub-advisor’s ability to select stocks. The Sub-advisor could be incorrect in its analysis of industries, companies or the relative attractiveness of growth and value stocks, among other matters.   This risk is more pronounced in volatile stock markets.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”) dated July 5, 2012.  Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the Fund’s Annual Report and Semi-Annual Report to Fund shareholders, or in the quarterly holdings report on Form N-Q, as applicable.

MANAGEMENT OF THE FUND

Investment Advisor and Sub-advisor

The Fund’s investment advisor, Advisors Asset Management, Inc., 18925 Base Camp Road, Monument, Colorado 80123, is registered as an investment adviser with the SEC. As the Fund’s investment advisor, AAM provides investment advisory services to the Fund, including: (i) the selection, oversight, termination and replacement of sub-advisors; (ii) ensuring quality control of the sub-advisor’s investment process; and (iii) monitoring and measuring the Fund’s risk and return against appropriate benchmarks and peers.  As of December 31, 2011, the Advisor had approximately $386 million in assets under management.

For providing services to the Fund, the Advisor receives an annual advisory fee equal to 0.80% of average daily net assets of the Fund.  The Advisor pays a portion of its advisory fee to the Sub-advisor. The Fund’s SAI provides additional information about the fees paid to the Advisor and Sub-advisor.

The Fund’s Sub-advisor, Bahl & Gaynor, Inc., 212 East Third Street, Suite 200, Cincinnati, Ohio, 45202, is registered as an investment advisor with the SEC, and is responsible for the day-to-day management of the Fund’s portfolio, selection of the Fund’s portfolio investments and supervision of its portfolio transactions subject to the general oversight of the Board and the Advisor.  Bahl & Gaynor provides investment advisory services for institutional clients and high net worth individuals. As of December 31, 2011, Bahl & Gaynor had approximately $3.4 billion in assets under management and $1.7 billion in assets under advisement.

A discussion summarizing the basis of the Board’s approval of the investment advisory agreement between the Trust and the Advisor and the sub-advisory agreement between the Advisor and Bahl & Gaynor will be included in the Fund’s semi-annual report for the period ended December 31, 2012.

Prior Performance for Similar Accounts managed by the Sub-advisor

The following tables set forth performance data relating to the historical performance of all private accounts managed by the Sub-advisor for the periods indicated that have investment objectives, policies, strategies and risks substantially similar to those of the Fund. The data is provided to illustrate the past performance of the Sub-advisor in managing substantially similar accounts as measured against market indices and does not represent the performance of the Fund. You should not consider this performance data as an indication of future performance of the Fund.

The private accounts that are included in the performance data set forth below are not subject to the same types of expenses to which the Fund is subject, or to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940 (the “1940 Act”) or Subchapter M of the Internal Revenue Code of 1986.  Consequently, the performance results for these private accounts could have been adversely affected if the private accounts had been regulated as investment companies under the federal securities laws.

BAHL & GAYNOR, INC.
INCOME QUALITY GROWTH TAXABLE COMPOSITE

Average Annual Total Returns
For the Periods Ended December 31, 2011
	One Year	Three Years	Five Years	Since Inception (4/1/06)
Income Quality Growth Taxable Composite
Net Returns, after fees/expenses*	15.79%	16.11%	4.58%	6.26%
Gross Returns	16.18%	16.59%	5.03%	6.71%
S&P 500 Index	2.11%	14.11%	-0.25%	1.63%
Russell 1000 Index	1.51%	14.81%	-0.02%	1.73%

The actual fees and expenses of the accounts comprising the Income Quality Growth Taxable Composite are lower than the anticipated operating expenses of the Fund and, accordingly, the performance results of the Composite are greater than the Fund’s performance would have been.

Annual Returns
		Benchmark	Benchmark	Number		Total Composite	Percentage of	Total Firm	Total UMA
Year	Composite	Return	Return	of	Composite	Assets	Total Firm	Assets	Assets
Ended	Return	Russell 1000	S&P 500	Accounts	Dispersion	(millions)	Assets	(millions)	(millions)
2007	6.28%	5.77%	5.49%	4	N/A	$1.8	0.1%	$3,278.4	$0.0
2008	-24.13%	-37.60%	-37.00%	6	0.96%	$2.2	0.1%	$2,473.4	$0.0
2009	17.43%	28.43%	26.46%	8	0.33%	$8.7	0.3%	$2,752.1	$48.1
2010	16.16%	16.10%	15.06%	12	0.22%	$16.5	0.5%	$3,229.2	$195.1
2011	16.18%	1.51%	2.11%	21	0.71%	$67.4	1.9%	$5,152.1	$1,677.7

N.A. - Information is not statistically meaningful due to an insufficient number of portfolios in the composite for the entire year.

The Sub-advisor has prepared and presented this report in compliance with the Global Investment Performance Standards (GIPS) which differs from the SEC method of calculating performance.  The GIPS total return is calculated by using a methodology that incorporates the time-weighted rate of return concept for all assets, which removes the effects of cash flows.  The SEC standardized total return is calculated using a standard formula that uses the average annual total return assuming reinvestment of dividends and distributions and deduction of sales loads or charges.

Bahl & Gaynor was established in 1990 as a registered investment adviser, and is an independent, privately held corporation.  Bahl & Gaynor includes all accounts managed by Bahl & Gaynor.  The composite of Income Quality Growth Taxable investment accounts under management were created in April 2006.  Bahl & Gaynor has prepared and presented this report in compliance with the Global Investment Performance Standards (GIPS®).

Accounts Eligible for the Composites
The composite include all assets of all portfolios that meet the following criteria:
•	Bahl & Gaynor has full discretionary investment authority.
•	The portfolio was under management for at least one full quarterly reporting period.
•	The portfolio follows common investment strategies.
Once an account has met the above criteria, it is included in the composite in the first full quarter under management. Accounts that change investment strategies are removed from the existing composite during the quarter in which the change takes place, and, are inserted into the new strategy composite at the beginning of the quarter following the restructuring. The history of terminated accounts is included in the composite for all periods prior to termination. Any account that has a significant cash flow that impedes the management of the account will be removed from the composite. Any account taken out of the composite due to a significant cash flow will be returned to the respective composite within three months (or sooner depending on the magnitude of the cash flow). Significant cash flow is defined as any external flow of cash and/or securities that is client-initiated, and which exceeds 25% of account value. Additional information on the treatment of significant cash flows is available upon request.

Schedules of Performance
Bahl & Gaynor calculates quarterly and annual account returns using a time-weighted monthly linked percentage return formula with appropriate adjustments for cash flows. The quarterly composite calculation appropriately weights account returns for the size of each account using balances as of the beginning of the quarterly reporting period. Additional information regarding policies for calculating and reporting returns is available upon request. The currency used to express performance is U.S. dollars. Security transactions are recognized based on trade date accounting. Interest income is recognized on an accrual basis. Dividend income is recognized on the ex-dividend date. The market value of each account is determined monthly and represents the sum of the account’s total assets, including accrued income, cash, cash equivalents, short-term investments and securities valued at current market prices. Percentage returns include accounts under management that meet the criteria specified above. No selective periods for presentation have been utilized. Leverage has not been used in any of the accounts included in the composite. Composite dispersion measures represent the consistency of Bahl & Gaynor’s annual composite performance with respect to the individual account annual returns within a composite. The dispersion of annual returns is measured by standard deviation across asset-weighted accounts. Dispersion includes only those accounts which have been included in the composite for the entire year. This eliminates any inaccuracies created by annualizing partial year returns. Past performance is not indicative of future results. Other methods may produce different results and the results for individual accounts and for different periods may vary depending on market conditions and the composition of the account. Care should be used when comparing these results to those published by other investment advisers, other investment vehicles and unmanaged indices due to possible differences in calculation methods. No alteration of the composite as presented here has occurred because of changes in personnel or other reasons at any time.

Composite Style
Income Quality Growth Taxable Equity Composite seeks capital preservation and appreciation and places more emphasis on current dividend yield and annual growth of income. A complete list and description of Firm composites and performance results is available upon request.

Benchmarks
The Russell 1000 Index measures the performance of the large cap stocks within the Russell 3000 Index and represents all major industries.  The S&P 500 Index is a capitalization-weighted index that measures the performance of 500 large capitalization domestic stocks representing all major industries.  The Russell 1000 Index is one of the most appropriate benchmarks to best reflect large cap growth performance.  The S&P 500 Index is one of the most appropriate benchmark to best reflect broad market performance.  Bahl & Gaynor’s Income Quality Growth Taxable composite may be compared to both benchmarks. Index information was obtained by Informa Investment Solutions.  Bahl & Gaynor determined in September of 2008 that retroactively the Russell 1000 was a more appropriate benchmark than the Russell 1000 Growth index.

Income Quality Growth Taxable Composite Advisory Fees
The schedule presents gross of fee performance before advisory fees, but after all trading costs for the Income Quality Growth Taxable Composite. Composite returns would be reduced if advisory fees were included in the composite return calculation.  For example, assuming a constant gross annual return of 10% and fees at Bahl & Gaynor’s standard fee schedule, the cumulative, compound effect of fees on the performance of the initial investment of $1,000,000 would be $8,000, $26,170, $47,736, and $121,061 for the 1, 3, 5, and 10 year time periods, leaving an after fee market value of $1,092,000, $1,304,830, $1,562,774, and $2,472,680 for the 1, 3, 5, and 10 year periods respectively.  Net of fee performance reflects the deduction of each composite account’s quarterly fee.  Advisory fees vary depending on account size.  The advisory fee charged on an annual basis is 0.80% of assets of each portfolio under management up to $1,000,000, with break point reductions for larger accounts, though varying terms may be negotiated.  Bahl & Gaynor raised its advisory fee to 0.90% for the first $1,000,000 under management in first quarter of 2005. Gross and net of fee returns are calculated gross of withholding taxes on foreign dividends.  The minimum account fee is $6,000.  A complete schedule of advisory fees is contained in Bahl & Gaynor’s Form ADV on file with the SEC, which is available upon request.

Portfolio Managers

Bahl & Gaynor makes investment decisions through an Investment Committee.  The Investment Committee is comprised of 13 senior investment professionals who are actively involved in the decision making process.  All of these senior managers function as portfolio managers, research analysts, and client service contacts.  In addition, each senior manager specializes in a specific sector in which the Fund invests.  They function as peers with each having an equal vote on portfolio security purchases and sales.

William F. Bahl, CFA, CIC is Co-Founder and Chairman of the Sub-advisor. Mr. Bahl is responsible for portfolio management, investment research of the financial services industry, and client service.  Prior to forming Bahl & Gaynor in 1990, Mr. Bahl was Senior Vice President and Chief Investment Officer of the Northern Trust Company in Chicago. Prior to joining Northern Trust in 1985, Mr. Bahl was Vice President and Chief Investment Officer for The Fifth Third Bank in Cincinnati. He joined Fifth Third in 1978. From 1974 to 1978 Mr. Bahl was Investment Officer for the Mellon Bank in Pittsburgh.  Mr. Bahl earned an M.B.A. from the University of Michigan and a B.S.A. from the University of Florida.

Vere W. Gaynor is Co-Founder and President of the Sub-advisor. Mr. Gaynor is responsible for portfolio management, investment research of the banking industry, and client service.  Prior to forming Bahl & Gaynor, Mr. Gaynor was a Managing Director of Scudder, Stevens & Clark and the Cincinnati Office Manager. He was the head of Scudder's Quality Growth Equity product. Prior to joining Scudder in 1973, Mr. Gaynor spent two years at U.S. Trust where he managed large family portfolios.  Mr. Gaynor earned an M.B.A. from Columbia University and a B.A. from Columbia University.

George G. Strietmann, CFA, CIC is Vice President and Principal of the Sub-advisor. Mr. Strietmann is responsible for portfolio management, investment research of the health care sector, and client service.  Prior to joining Bahl & Gaynor in 1992, Mr. Strietmann was a Vice President and Senior Trust Officer for the Fifth Third Bank in Cincinnati.  Prior to joining Fifth Third, Mr. Strietmann was a portfolio manager for Empire National Bank of Traverse City, Michigan.  Mr. Strietmann earned an M.B.A. from Xavier University and a B.B.A. from the University of Cincinnati.

Edward E. Dohrmann is Vice President and Principal of the Sub-advisor. Mr. Dohrmann is responsible for portfolio management, investment research of the consumer staples sector, and client service.  Prior to joining Bahl & Gaynor in 1996, Mr. Dohrmann was a Principal of Scudder, Stevens & Clark and a Senior Portfolio Manager.  Prior to joining Scudder in 1981, Mr. Dohrmann was President of a local manufacturing company and spent ten years at the Fifth Third Bank as a Trust Investment Officer.  Mr. Dohrmann earned an M.B.A. from New York University and a B.A. from the University of Virginia.

Charles A. Pettengill, CFA, CIC, CPA is Vice President and Principal of the Sub-advisor.  Mr. Pettengill is responsible for portfolio management, investment research of the industrials sector, and client service.  Prior to joining Bahl & Gaynor in 1997, Mr. Pettengill was an Assistant Vice President and Senior Portfolio Manager for the Fifth Third Bank in Cincinnati.  Prior to joining Fifth Third in 1993, Mr. Pettengill was the Chief Financial Officer of Kendle Research Associates in Cincinnati. From 1986 through 1992, Mr. Pettengill was a Manager of Deloitte & Touche's Capital Markets Group in Chicago.  Mr. Pettengill earned an M.B.A. from the University of Chicago and a B.A. from Colgate University.

Eleanor K. Moffat, CFA, CIC is Vice President and Principal of the Sub-advisor. Mrs. Moffat is responsible for portfolio management, investment research of the consumer discretionary sector, and client service.  Prior to joining Bahl & Gaynor in 1999, Mrs. Moffat was a Senior Portfolio Manager at Bartlett & Co. in Cincinnati.  Prior to joining Bartlett in 1987, Mrs. Moffat was a Vice President and Unit Head at The First National Bank of Maryland in Baltimore.  From 1978 through 1981, Mrs. Moffat was a Divisional Representative for the Mellon Bank. She served as the credit officer for Mellon's European branches, as well as National Division.  Mrs. Moffat earned an M.A.S. from John Hopkins University and a B.A. from Princeton University.

Scott D. Rodes, CFA, CIC is Vice President and Principal of the Sub-advisor. Mr. Rodes is responsible for portfolio management, investment research of the technology and telecommunications sectors, and client service.  Prior to joining Bahl & Gaynor in 2001, Mr. Rodes was a Vice President and Senior Portfolio Manager for Northern Trust in Chicago.  Prior to joining Northern Trust in 1998, Mr. Rodes was a research analyst for Waddell & Reed in Kansas City.  From 1989 through 1997, Mr. Rodes was an Assistant Vice President and Senior Portfolio Manager for Fifth Third Bank in Cincinnati.  Mr. Rodes earned an M.B.A. from Xavier University and a B.E.M.E. from Vanderbilt University.

Matthew D. McCormick is Vice President and Principal of the Sub-advisor. Mr. McCormick is responsible for portfolio management, investment research of the banking industry, and client service.  Prior to joining Bahl & Gaynor in 2003, Mr. McCormick was a Vice President, Principal, and Portfolio Manager for Apex Capital Management in Dayton, Ohio. From 2000 to 2003, he was an Investment Committee member and was responsible for analysis of consumer oriented sectors and assisted in top down economic research. Mr. McCormick was also the firm’s Chief Compliance Officer.  From 1989 to 2000, Mr. McCormick was a Vice President, Director of Marketing, Director of Institutional Services, and Institutional Portfolio Manager for Dean Investment Associates in Dayton, Ohio.  Mr. McCormick earned an M.B.A. from Xavier University and a B.S.B.A. from Xavier University.

Lori A. Hudson is Vice President and Principal of the Sub-advisor.  Mrs. Hudson is responsible for portfolio management, investment research of the consumer staples sector, compliance, and client service.  Prior to joining Bahl & Gaynor in 2003, Mrs. Hudson was an Assistant Vice President and Senior Trust Officer for Fifth Third Bank. For over 22 years, she served in a number of capacities in the Investment Group of the Trust Division.  Mrs. Hudson earned a B.A. from the University of Cincinnati.

Edward A. Woods, CFA, CIC is Vice President and Principal of the Sub-advisor. Mr. Woods is responsible for portfolio management, investment research of the insurance industry, fixed income, and client service.  Prior to joining Bahl & Gaynor in 2004, Mr. Woods was a Vice President and Senior Investment Counselor with the Northern Trust Company in Chicago.  Prior to joining Northern Trust in 1999, Mr. Woods was an Assistant Vice President and Portfolio Manager with LaSalle Bank in Chicago.  Mr. Woods earned an M.B.A. from the University of Cincinnati and a B.A. from Wittenberg University.

John B. Schmitz, CFA, CIC is Vice President and Principal of the Sub-advisor. Mr. Schmitz is responsible for portfolio management, investment research the energy sector, REITs, and client service.  Prior to joining Bahl & Gaynor in 2005, Mr. Schmitz was responsible for various functions for Fifth Third Bank and Fifth Third Asset Management from 1986 through 2005. From 1984 through 1986 he was an investment analyst at The Central Trust Company in Cincinnati. From 1982 through 1984 he was a commercial loan officer for The Citizens and Southern National Bank in Atlanta, Georgia.  Mr. Schmitz earned a B.B.A. from the University of Cincinnati.

P. Declan O'Sullivan, CFA is Vice President of the Sub-advisor. Mr. O’Sullivan is responsible for portfolio management, top down investment research, and client service.  Prior to joining Bahl & Gaynor in 2006, Mr. O'Sullivan was the Co-Founder and Managing Director of River Point Capital Management from 1995 to 2005.  From 1989 to 1995, Mr. O'Sullivan was President and Chief Investment Officer of Provident Bank's Trust Department.  From 1983 to 1989, Mr. O'Sullivan was Vice President and Portfolio Manager for Reynolds, DeWitt Securities.  Mr. O’Sullivan earned an M.B.A. Columbia University and a B.E. from the University College, Dublin.

Ellis D. Hummel, CFP is Vice President and Principal of the Sub-advisor.  Mr. Hummel is responsible for portfolio management, investment research of the utilities and transportation sectors, wealth advisory, and client service. Prior to joining Bahl & Gaynor in 2008, Mr. Hummel was a Senior Vice President and Portfolio Manager for Haberer Registered Investment Advisor, Inc, a wholly owned subsidiary of Huntington National Bank, from 2000 to 2008. From 1998 to 2000, Mr. Hummel was a portfolio manager with Foster & Motley, Inc.  Mr. Hummel earned a B.A. from Skidmore College.

The SAI provides additional information about each portfolio manager’s method of compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

Fund Expenses

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed, however, to waive its fees and/or absorb expenses of the Fund to ensure that the net annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.40%, 2.15% and 1.15% of average daily net assets of its Class A Shares, Class C Shares and Class I Shares, respectively.  This agreement is effective until October 31, 2013, and may be terminated by the Trust’s Board of Trustees.

Any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Fund in subsequent fiscal years if the Advisor so requests.  This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the current limitation on Fund expenses or the limitation on Fund expenses in place at the time of the fee waiver or expense reimbursement.  The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made for a period of three years from the date the expenses were waived and/or Fund expenses were reimbursed.  Any such reimbursement is contingent upon the Board’s subsequent review and ratification of the reimbursed amounts and will not cause the total fee paid to exceed the applicable limitation on Fund expenses.  The Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

PURCHASE OF SHARES

General

This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class C Shares and Class I Shares.

•	Class A Shares generally incur sales loads at the time of purchase and are subject to a distribution/service fee.

•	Class C Shares generally incur contingent deferred sales loads on any shares sold within 12 months of purchase and are subject to a distribution / service fee.

•	Class I Shares are not subject to any sales loads or distribution or service fees.

By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.  As described more fully below, each class of shares offers a distinct structure of sales loads, distribution/service fees and other features that are designed to address the needs of a variety of investors.  Each class of shares generally has the same rights, except for the differing sales loads, distribution/service fees, any related expenses associated with each class of shares, and the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares.

To the extent allowed by applicable law, the Fund reserves the right to discontinue offering shares at any time or to cease operating entirely.

Class A Shares

Class A Shares of the Fund are sold at the offering price, which is net asset value per share ("NAV") plus an initial maximum sales charge that varies with the amounts you invest as follows:

Class A Shares—Sales Charge Schedule
Your Investment	Front-End Sales Charge As a % Of Offering Price*	Front-End Sales Charge As a % Of Net Investment	Dealer Reallowance As a % Of Offering Price
Up to $50,000	5.50%	5.82%	5.00%
$50,000-$99,999	4.75%	4.99%	4.25%
$100,000-$249,999	3.75%	3.90%	3.25%
$250,000-$499,999	2.75%	2.83%	2.00%
$500,000-$999,999	2.00%	2.04%	1.75%
$1 million or more	See below**	See below**	See below**

*	The offering price includes the sales charge.
**	See the "Large Order Net Asset Value Purchase Privilege" section on page 14.

Because of rounding in the calculation of front-end sales charges, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted above.  No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain distributions.

Class A Shares Purchase Programs

Eligible purchasers of Class A Shares also may be entitled to reduced or waived sales charges through certain purchase programs offered by the Fund.

Quantity Discounts. You may be able to lower your Class A sales charges if:

•	you plan to invest at least $50,000 in Class A Shares of the Fund over the next 13 months ("Letter of Intent") (see below); or

•	the amount of Class A Shares you already own in the Fund plus the amount you're investing now in Class A Shares is at least $50,000 ("Cumulative Discount").

By signing a Letter of Intent you can reduce your Class A sales charge.  Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period.  Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter of Intent.  Shares equal to 5.50% of the amount of the Letter of Intent will be held in escrow during the 13-month period.  If, at the end of that time, the total net amount invested made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual net amount invested had the Letter of Intent not been in effect.  This amount will be obtained from redemption of the escrow shares.  Any remaining escrow shares will be released to you. If you establish a Letter of Intent with the Fund you can aggregate your accounts as well as the accounts of your immediate family members.  You will need to provide written instructions with respect to the other accounts whose purchases should be considered in fulfillment of the Letter of Intent.

The point of the Letter of Intent and Cumulative Discount is to let you count investments made at other times for purposes of calculating your present sales charge.  Any time you can use the privileges to "move" your investment into a lower sales charge category, it is generally beneficial for you to do so.

For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the Fund.  This includes, for example, investments held in a retirement account, an employee benefit plan, or at a financial advisor other than the one handling your current purchase.  These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

Investors must notify the Fund or an authorized dealer at the time of purchase whenever a quantity discount is applicable to purchases and may be required to provide the Fund, or an authorized dealer, with certain information or records to verify eligibility for a quantity discount.  Such information or records may include account statements or other records for shares of the Fund in all accounts (e.g., retirement accounts) of the investor and other eligible persons, as described above, which may include accounts held at the Fund or at other authorized dealers.  Upon such notification, an investor will pay the lowest applicable sales charge.  Shareholders should retain any records necessary to substantiate the purchase price of the shares, as the Fund and authorized dealers may not retain this information.

Information about sales charges can be obtained by calling the Fund at 1-888-966-9661 or you can consult with your financial representative.

Net Asset Value Purchases. You may be able to buy Class A Shares without a sales charge when you are:

•	reinvesting dividends or distributions;

•	participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services;

•
for financial intermediaries who have entered into an agreement with the Fund’s Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers;

•	a current trustee of the Trust; or

•
an employee (including the employee's spouse, domestic partner, children, grandchildren, parents, grandparents, siblings and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code) of the Advisor, the Sub-advisor and their affiliates or of a broker-dealer authorized to sell shares of the Fund.

The Fund may waive the sales charges for investors in other situations as well.  Your financial advisor or the Fund's transfer agent (the "Transfer Agent") can answer your questions and help you determine if you are eligible.

Large Order Net Asset Value Purchase Privilege.  There is no initial sales charge on purchases of Class A Shares in an account or accounts with an accumulated value of $1 million or more, but a contingent deferred sales charge ("CDSC") of 1.00% will be imposed in the event of certain redemptions within 18 months after the end of the month in which such purchase was made.  From its own profits and resources, the Advisor may pay a finder's fee to authorized dealers who initiate or are responsible for purchases of $1 million or more of Class A Shares of the Fund equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter.

Class C Shares
Under the Plan, a distribution fee at an annual rate of 0.75% of average daily net assets and an administrative services fee at an annual rate of 0.25% of average daily net assets are deducted from the assets of the Fund’s Class C Shares.

Class C Shares of the Fund are sold at the NAV and are subject to a CDSC of 1.00% on any shares you sell within 12 months of purchasing them.

The CDSC is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of purchase) being redeemed. Accordingly, no CDSC is imposed on increases in the NAV above the initial purchase price. You should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information. In addition, no CDSC is assessed on shares received from reinvestment of dividends or capital gain distributions. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a CDSC applies to a redemption, the Fund assumes that the shares being redeemed first are any shares in your account that are not subject to a CDSC, followed by shares held the longest in your account.

Class C Shares Purchase Programs
Eligible purchasers of Class C Shares may also be entitled to a reduction in or elimination of CDSC through certain purchase programs offered by the Fund. You must notify the Fund or an authorized dealer whenever a reduced CDSC is applicable and may be required to provide the Fund, or its authorized dealer, with certain information or records to verify eligibility for a reduced CDSC. This includes the redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly.

In addition, in certain cases a CDSC may not apply for may be reduced. These include:

•
the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Your financial representative or the Fund’s transfer agent must be contacted to determine if the conditions exist;

•	withdrawals made through an automatic withdrawal plan. Such withdrawals may be made up to a maximum of 12% of the net asset value of the account on the date of the withdrawal;

•	withdrawals related to certain retirement or benefit plans; or

•	redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans.

In each of these cases, a number of additional provisions apply in order to be eligible for a CDSC waiver. Your financial advisor or the Fund’s transfer agent can answer questions and help determine if you are eligible.

Class I Shares

To purchase Class I Shares of the Fund, you generally must invest at least $1 million.  Class I Shares are not subject to any initial sales charge.  There also is no CDSC imposed on redemptions of Class I Shares, and you do not pay any ongoing distribution/service fees.

Class I Shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or similar services.  Such clients may include individuals, corporations, endowments and foundations.

Distribution and Services Plan

The Trust has adopted a Rule 12b-1 plan with respect to its Class A Shares and Class C Shares. Under the plan, the Fund pays to Grand Distribution Services, LLC (the “Distributor”) distribution fees in connection with the sale and distribution of the Fund’s Class A and Class C Shares and/or administrative service fees in connection with the provision of ongoing services to shareholders of each such Class and the maintenance of shareholder accounts.

For Class A Shares, the maximum annual fee payable to the Distributor for such distribution and/or administrative services is 0.25% of the average daily net assets of such shares. For Class C shares, the maximum annual fees payable to the Distributor for distribution services and administrative services are 0.75% and 0.25%, respectively, of the average daily net assets of such shares. The Distributor may pay any or all amounts received under the Rule 12b-1 plan to other persons for any distribution or administrative services provided by such persons to the Fund. Payments under the Rule 12b-1 plan are not tied exclusively to distribution expenses actually incurred by the Distributor or others and the payments may exceed or be less than the amount of expenses actually incurred.

To promote the sale of the Fund’s Class C Shares and to pay for certain shareholder services, the Distributor may pay broker-dealers up to 1.00% of the amount invested by their clients in the Class C Shares of the Fund at the time the Shares are purchased (which includes prepayment of the first year's 0.25% administrative service fee). These up-front payments to broker-dealers are financed solely by the Advisor and are not financed by investors or the Fund. The Distributor receives and can pay as reimbursement to the Advisor all of the 12b-1 fees with respect to such shares. During the first 12 months, the Advisor may retain the full 1.00% 12b-1 fee to recoup the up-front payment advanced at the time of purchase. After the Distributor has reimbursed the Advisor for the amounts that the Advisor has financed, the broker-dealers will receive from the Distributor the ongoing 12b-1 fees associated with their clients’ investments.

Because the Fund pays distribution fees on an ongoing basis, your investment cost over time will increase and may be higher than paying other types of sales charges.

Class I Shares are not subject to any distribution or service fees under the Plan.

Additional Share Purchase Programs

Listed below are some of the shareholder services the Fund offers to investors.  For a more complete description of the Fund's shareholder services, such as investment accounts, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please contact your authorized dealer.

Purchases by Telephone. Investors may purchase additional shares by calling 1-888-966-9661.  If elected on your account application, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House ("ACH") network.  You must have banking information established on your account prior to making a purchase.  Your shares will be purchased at the public offering price (the NAV next calculated after receipt of your purchase order plus any applicable sales charge).

Dividend Reinvestment. You may reinvest dividends and capital gains distributions in shares of the Fund.  Such shares are acquired at NAV (without a sales charge) on the applicable payable date of the dividend or capital gain distribution.  Unless the shareholder instructs otherwise, dividends and distributions are automatically reinvested in shares of the same class of the Fund paying the dividend or distribution.  Dividends and distributions are subject to federal income tax regardless of whether received in cash or invested in additional shares.  This instruction may be made by writing to the Transfer Agent or by telephone by calling 1-888-966-9661.  The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain distributions be paid in cash or be reinvested in the Fund at the next determined NAV.  If you elect to receive dividends and/or capital gain distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months or more, the Fund reserves the right to reinvest the distribution check in your account at the Fund's current NAV and to reinvest all subsequent distributions.

Availability of Information

Information regarding sales charges of the Fund and the applicability and availability of discounts from sales charges is available free of charge by calling 1-888-966-9661.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and Prospectus to each household.  If you do not want the mailing of these documents to be combined with those of other members of your household, please contact your authorized dealer or the Transfer Agent.

YOUR ACCOUNT WITH THE FUND

Share Price

The offering price of each class of the Fund's shares is based upon the NAV (plus any sales charges, as applicable).  The NAV for a class is determined by dividing (a) the difference between the value of the Fund’s securities, cash and other assets and the amount of the Fund’s expenses and liabilities attributable to the class by (b) the number of shares outstanding in the class (assets – liabilities / # of shares = NAV).  The NAV takes into account the expenses and fees of the Fund, including management and administration fees, which are accrued daily.  The NAV is calculated as of the close of regular trading (generally, 4:00 p.m. Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business.  However, the Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC.  The NYSE is closed on weekends and most national holidays.

In certain circumstances, the Fund employs fair value pricing to ensure greater accuracy in determining daily NAVs and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies.  The Board has adopted procedures in the event that the Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Adviser, does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable (see the discussion of fair value pricing of foreign securities in the paragraph below).  Valuing securities at fair value involves reliance on the judgment of the Board (or a committee thereof), and may result in a different price being used in the calculation of the Fund’s NAV from quoted or published prices for the same securities.  Fair value determinations are made in good faith in accordance with procedures adopted by the Board.  There can be no assurance that the Fund will obtain the fair value assigned to a security if it sells the security.

Fair value pricing may be applied to foreign securities held by the Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Fund’s NAV is determined.  If the event may result in a material adjustment to the price of the Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAV.  Other types of portfolio securities that the Fund may fair value include, but are not limited to:  (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is not a current market value quotation.

Buying Fund Shares

The Fund's shares are offered on a continuous basis through the Distributor, as principal underwriter, located at 803 West Michigan Street, Milwaukee, Wisconsin  53233-2301.  Shares also may be purchased through members of the Financial Industry Regulatory Authority ("FINRA") who are acting as securities dealers ("dealers") and FINRA members or eligible non-FINRA members who are acting as brokers or agents for investors ("brokers").  Dealers and brokers are sometimes referred to herein as authorized dealers.

To purchase shares of the Fund, you must invest at least the minimum amount indicated in the following table.

Minimum Investments	To Open Your Account	To Add to Your Account

Class A & C Shares
Direct Regular Accounts	$2,500	$500
Traditional and Roth IRA Accounts	$2,500	$500
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$500

Class I Shares
All Accounts	$1,000,000	$100,000

Shares of the Fund may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i.e., a supermarket, investment advisor, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Fund to receive purchase orders.  A financial intermediary may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling Fund shares.  You may make an initial investment in an amount greater than the minimum amounts shown in the preceding table and the Fund may, from time to time, reduce or waive the minimum initial investment amounts.  The minimum initial investment amount is automatically waived for Fund shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor, the Sub-advisor and their affiliates.  Investment minimums do not apply to purchases made through asset allocation programs, wrap fee programs and other investment programs offered by financial institutions that have been approved by the Fund.

In-Kind Purchases and Redemptions

The Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund.  The Fund also reserves the right to pay redemptions by an “in-kind” distribution of securities (instead of cash) from the Fund.  In-kind purchases and redemptions are taxable events and may result in the recognition of gain or loss for federal income tax purposes.  See the SAI for further information about the terms of these purchases and redemptions.

Additional Investments

Additional subscriptions in the Fund’s Class A and C Shares may be made in most cases by investing at least $500.  Exceptions may be made at the Fund’s discretion.  The additional minimum subscription is waived when shares are purchased by Trustees of the Trust and current or retired directors and employees of the Advisor, the Sub-advisor and their affiliates.  You may purchase additional shares of the Fund by sending a check, with the stub from your account statement, to the Fund at the addresses listed below.  Please ensure that you include your account number on the check.  If you do not have the stub from your account statement, include your name, address and account number on a separate paper.  You may also make additional purchases by wire or through a broker.  Please follow the procedures described in this Prospectus.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.  When you open an account, you will be asked for your name, date of birth (for a natural person), your residential address or principal place of business, and mailing address, if different, as well as your Social Security Number or Taxpayer Identification Number.  Additional information is required for corporations, partnerships and other entities.  Applications without such information will not be considered in good order.  The Fund reserves the right to deny applications if the application is not in good order.

This Prospectus should not be considered a solicitation to purchase or as an offer to sell shares of the Fund in any jurisdiction where it would be unlawful to do so under the laws of that jurisdiction.

Automatic Investment Plan

If you intend to use the Automatic Investment Plan (“AIP”), you may open your account with an initial minimum investment of $2,500.  Once an account has been opened, you may make additional purchases at regular intervals through the AIP.  If elected on your account application, money can be automatically transferred from your checking or savings account on the 5th, 10th, 15th, 20th or 25th of each month.  In order to participate in the AIP, each purchase must be at least $100, and your financial institution must be a member of the Automated Clearing House (“ACH”) network.  The first AIP purchase will be made 15 days after the Fund’s transfer agent (the “Transfer Agent”) receives your request in good order.  The Transfer Agent will charge a $25 fee for any ACH payment that is rejected by your bank.  Your AIP will be terminated if two successive mailings we send to you are returned by the U.S. Postal Service as undeliverable.  You may terminate your participation in the AIP by notifying the Transfer Agent at 1-888-966-9661, at least five days prior to the date of the next AIP transfer.  The Fund may modify or terminate the AIP at any time without notice.

Timing and Nature of Requests

The purchase price you will pay for the Fund’s shares will be the next NAV calculated after the Transfer Agent or your authorized financial intermediary receives your request in good order.  “Good order” means that your purchase request includes:  (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to AAM/Bahl & Gaynor Fund.  All requests received in good order before the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) will be processed on that same day.  Requests received after that time will be transacted at the next business day’s NAV.

Methods of Buying

Through a broker- dealer or other financial intermediary
The Fund is offered through certain brokers and their agents.  The Fund is also offered directly.  An order placed with such a broker or its authorized agent is treated as if it were placed directly with the Fund, and will be executed at the next NAV calculated by the Fund.  Your broker will hold your shares in a pooled account in the broker’s (or agent’s) name.  The Fund may pay the broker (or agent) to maintain your individual ownership information, maintain required records, and provide other shareholder services.  The broker who offers shares may require payment of fees from its individual clients.  If you invest through a broker, the policies and fees may be different than those described in this Prospectus.  For example, the broker may charge transaction fees or set different minimum investments.  The broker is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus.  Please contact your broker to see if it is an approved broker of the Fund or for additional information.

By mail
The Fund will not accept payment in cash, including cashier’s checks.  Also, to prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, money orders or starter checks for the purchase of shares.

To buy shares of the Fund, complete an account application and send it together with your check for the amount you wish to invest in the Fund to the address indicated below.  To make additional investments once you have opened your account, write your account number on the check and send it together with the most recent confirmation statement received from the Transfer Agent.  If your check is returned for insufficient funds, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.

	Regular Mail AAM/Bahl & Gaynor Fund P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery AAM/Bahl & Gaynor Fund 803 West Michigan Street Milwaukee, Wisconsin 53233-2301

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

By telephone
To make additional investments by telephone, you must authorize telephone purchases on your account application.  If you have given authorization for telephone transactions and your account has been open for at least 15 days, call the Transfer Agent toll-free at 1-888-966-9661 and you will be allowed to move money in amounts of at least $500 from your bank account to the Fund account upon request.  Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions.  If your order is placed before the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) shares will be purchased in your account at the NAV determined on that day.  For security reasons, requests by telephone will be recorded.

By wire
To open an account by wire, a completed account application is required before your wire can be accepted.  You may mail or send by overnight delivery your account application to the Transfer Agent.  Upon receipt of your completed account application form, an account will be established for you.  The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire.  Your bank must include the name of the Fund, the account number, and your name so that monies can be correctly applied.  Your bank should transmit funds by wire to:

UMB Bank, n.a.
ABA Number 101000695
For credit to AAM/Bahl & Gaynor Fund
A/C # 987 201 3735
For further credit to:
“AAM/Bahl & Gaynor Income Growth Fund”
Your account number
Name(s) of investor(s)
Social security or tax ID numbers

Before sending your wire, please contact the Transfer Agent at 1-888-966-9661 to advise it of your intention to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.

Wired funds must be received prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) to be eligible for same day pricing.  The Fund and UMB Bank, n.a. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Selling (Redeeming) Fund Shares
Through a broker- dealer or other financial intermediary
If you purchased your shares through a broker, your redemption order must be placed through the same broker.  The broker must receive and transmit your redemption order to the Transfer Agent prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) for the redemption to be processed at the current day’s NAV.  Orders received after that time will be transacted at the next business day’s NAV.  Please keep in mind that your broker may charge additional fees for its services.

By mail
You may redeem shares purchased directly from the Fund by mail.  Send your written redemption request to AAM/Bahl & Gaynor Fund at the address indicated below.  Your request must be in good order and contain the Fund name, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed.  Please have all shareholders sign the redemption request.  Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions dated within 60 days, or trust documents indicating proper authorization).

	Regular Mail AAM/Bahl & Gaynor Fund P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery AAM/Bahl & Gaynor Fund 803 West Michigan Street Milwaukee, Wisconsin 53233-2301

A Medallion signature guarantee must be included if any of the following situations apply:

•     You wish to redeem more than $50,000 worth of shares;
•     When redemption proceeds are sent to any person, address or bank account not on record;
•     If a change of address was received by the Transfer Agent within the last 15 days;
•     If ownership is changed on your account; or
•     When establishing or modifying certain services on your account.

By telephone
To redeem shares by telephone, call the Fund at 1-888-966-9661 and specify the amount of money you wish to redeem.  You may have a check sent to the address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account.  Wires transfers are subject to a $20 fee paid by the shareholder and your bank may charge a fee to receive wired funds.  Overnight check delivery is subject to a $15 fee (additional charges may apply for Saturday delivery). You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available for two to three business days.

If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with the Fund), you may redeem shares up to $50,000, by instructing the Fund by phone at 1-888-966-9661. Unless noted on the initial account application, a Medallion signature guarantee is required of all shareholders in order to qualify for or to change telephone redemption privileges.

Note:  The Fund and all of its service providers will not be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine.  To confirm that all telephone instructions are genuine, the caller must verify the following:

•      The Fund account number;
•      The name in which his or her account is registered;
•      The social security or tax identification number under which the account is registered; and
•      The address of the account holder, as stated in the account application form.

Medallion Signature Guarantee

In addition to the situations described above, the Fund reserves the right to require a Medallion signature guarantee in other instances based on the circumstances relative to the particular situation.

Shareholders redeeming more than $50,000 worth of shares by mail should submit written instructions with a Medallion signature guarantee from an eligible institution acceptable to the Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, or from any participant in a Medallion program recognized by the Securities Transfer Association.  The three recognized Medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program.  Signature guarantees that are not part of these programs will not be accepted.  Participants in Medallion programs are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.  A notary public cannot provide a signature guarantee.

Systematic Withdrawal Plan

You may request that a predetermined dollar amount be sent to you each month or quarter.  Your account must have a value of at least $2,500 for you to be eligible to participate in the Systematic Withdrawal Plan (“SWP”).  The minimum withdrawal is $1,000.  If you elect this method of redemption, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account.  You may request an application for the SWP by calling the Transfer Agent toll-free at 1-888-966-9661.  The Fund may modify or terminate the SWP at any time.  You may terminate your participation in the SWP by calling the Transfer Agent at least five business days before the next withdrawal.

Payment of Redemption Proceeds

You may redeem shares of the Fund at a price equal to the NAV next determined after the Transfer Agent and/or authorized agent receives your redemption request in good order.  Generally, your redemption request cannot be processed on days the NYSE is closed.  All requests received in good order by the Transfer Agent and/or authorized agent before the close of the regular trading session of the NYSE (generally, 4:00 p.m. Eastern Time) will usually be sent to the bank you indicate or mailed on the following day to the address of record.  In all cases, proceeds will be processed within seven calendar days and sent to you after your redemption request has been received.

If you purchase shares using a check and request a redemption before the check has cleared, the Fund will not consider the request to be “in good order” and will not honor the redemption request.  The redemption request must be submitted after the check has cleared.  Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds.  Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than three business days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists affecting the sale of the Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (3) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.

Other Redemption Information

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether to withhold federal income tax.  Redemption requests failing to indicate an election not to have taxes withheld will generally be subject to a 10% federal income tax withholding.  In addition, certain states may have state income tax that may also apply to non-Roth IRA distributions when Federal withholding applies.

The Fund generally pays sale (redemption) proceeds in cash.  However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders), the Fund may pay all or part of a shareholder’s redemption proceeds in liquid securities with a market value equal to the redemption price.

The Fund may redeem all of the shares held in your account if your balance falls below the Fund’s minimum initial investment amount due to your redemption activity.  If, within 30 days of the Fund’s written request, you have not increased your account balance, your shares will be automatically redeemed at the current NAV.  The Fund will not require that your shares be redeemed if the value of your account drops below the investment minimum due to fluctuations of the Fund’s NAV.

Cost Basis Information

As of January 1, 2012, federal law requires that open-end regulated investment companies report their shareholders' cost basis, gain or loss, and holding period to the IRS on their shareholders’ Consolidated Form 1099s when “covered” shares of the regulated investment companies are redeemed.  Covered shares are generally any shares acquired (including pursuant to a dividend reinvestment plan) on or after January 1, 2012.

The Fund has chosen “first-in, first-out” (“FIFO”) as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing prices, and the entire position is not sold at one time.  The Fund’s standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method.  Subject to certain limitations, you may choose a method other than the Fund’s standing method at the time of your purchase or upon the sale of covered shares.  Please refer to the appropriate Treasury regulations or consult your tax advisor with regard to your personal circumstances.

Tools to Combat Frequent Transactions

The Fund’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance.  The Fund takes steps to reduce the frequency and effect of these activities in the Fund.  These steps may include monitoring trading activity and using fair value pricing.  In addition, the Fund may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in the Fund, if that shareholder has engaged in four or more “round trips” in the Fund.  Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur.  Further, while the Fund makes efforts to identify and restrict frequent trading, the Fund receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries.  The Fund seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that the Fund believes is consistent with shareholder interests.

Redemption Fee
You will be charged a redemption fee of 2.00% of the value of the shares being redeemed if you redeem your shares of the Fund within 90 days of purchase.  The “first in, first out” (“FIFO”) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies.  The redemption fee is deducted from the sale proceeds and is retained by the Fund for the benefit of its remaining shareholders. The fee will not apply to redemptions (i) due to shareholder’s death or disability, (ii) from certain omnibus accounts with systematic or contractual limitations, (iii) of shares acquired through reinvestments of dividends or capital gains distributions, (iv) through certain employer-sponsored retirement plans or employee benefit plans or, with respect to any plan, to comply with minimum distribution requirements, (v) effected pursuant to an automatic non-discretionary rebalancing program, (vi) pursuant to the SWP, (vii) pursuant to asset allocation programs, wrap fee programs, and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals, or (viii) by the Fund of accounts falling below the minimum initial investment amount.  The Fund reserves the right to waive this fee in other circumstances if the Advisor determines that doing so is in the best interests of the Fund.

Monitoring Trading Practices
The Fund may monitor trades in an effort to detect short-term trading activities.  If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts.  In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interest of shareholders.  Due to the complexity and subjectivity involved in identifying abusive trading activity, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive.

General Transaction Policies

Some of the following policies are mentioned above.  In general, the Fund reserves the right to:

•	vary or waive any minimum investment requirement;
•	refuse, change, discontinue, or temporarily suspend account services, including purchase or telephone redemption privileges, for any reason;
•
reject any purchase request for any reason.  Generally, the Fund does this if the purchase is disruptive to the efficient management of the Fund (due to the timing of the investment or an investor’s history of excessive trading);

•
redeem all shares in your account if your balance falls below the Fund’s minimum initial investment requirement due to redemption activity.  In these circumstances, the Fund will notify you in writing and request that you increase your balance above the minimum initial investment amount within 30 days of the date of the notice.  If, within 30 days of the Fund’s written request, you have not increased your account balance, your shares will be redeemed.  The Fund will not require that your shares be redeemed if the value of your account drops below the investment minimum due to fluctuations of the Fund’s NAV;

•	delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Fund; and
•	reject any purchase or redemption request that does not contain all required documentation.

If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity.  In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete.  If you are unable to contact the Fund by telephone, you may also mail your request to the Fund at the address listed under “Methods of Buying.”

Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Your broker or other financial intermediary may establish policies that differ from those of the Fund.  For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus.  Contact your broker or other financial intermediary for details.

SERVICE FEES – OTHER PAYMENTS TO THIRD PARTIES

The Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

In addition to the sales commissions and certain payments related to 12b-l distribution and service fees paid to financial intermediaries as previously described, the Advisor, Sub-advisor or their affiliates may from time to time make additional payments, out of their own resources, to certain financial intermediaries that sell shares of the Fund and other products sponsored or advised by the Advisor or Sub-advisor in order to promote the sales and retention of Fund shares or other products by those firms and their customers. The amounts of these payments vary by financial intermediary and, with respect to a given firm, are typically calculated by reference to the amount of the firm's recent gross sales of shares of the Advisor's or Sub-advisor's products and/or total assets of Advisor's products held by the firm's customers. The level of payments that the Advisor or Sub-advisor is willing to provide to a particular financial intermediary may be affected by, among other factors, the firm's total assets held in and recent net investments into the Advisor's or Sub-advisor's products, the firm's level of participation in sales and marketing programs, the firm's compensation program for its registered representatives who sell the Fund shares or other products and provide services to shareholders, and the asset class of the products for which these payments are provided. The Advisor, Sub-advisor or their affiliates may also make payments to financial intermediaries in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which the Advisor, Sub-advisor or an affiliate promotes its products and services. The Advisor, Sub-advisor or their affiliates may also make payments to certain financial intermediaries for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. In connection with the availability of the Advisor's or Sub-advisor's funds within selected mutual fund no transaction fee institutional platforms and fee based wrap programs (together, "Platform Programs") at certain financial intermediaries, the Advisor, Sub-advisor or an affiliate may also make payments out of its own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to shareholders who own their fund shares in these Platform Programs. These payments are in addition to the distribution or service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the Advisor's or Sub-advisor's funds out of fund assets. The amounts of payments to a financial intermediary could be significant, and may create an incentive for the intermediary or its representatives to recommend or offer shares of the Fund to you. The intermediary may elevate the prominence or profile of the Fund within the intermediary's organization by, for example, placing the Fund on a list of preferred or recommended funds and/or granting the preferential or enhanced opportunities to promote the Fund in various ways within the intermediary's organization.

DIVIDENDS AND DISTRIBUTIONS

The Fund will make distributions of net investment income monthly and capital gains, if any, at least annually, typically in December.  The Fund may make an additional payment of dividends or distributions if it deems it desirable at any other time during the year.

Some of the Fund’s investment income may be subject to foreign income taxes that are withheld at the country of origin.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

If you buy shares of the Fund just before it makes a distribution (on or before the record date), you will receive some of the purchase price back in the form of a taxable distribution.

All dividends and distributions will be reinvested in Fund shares unless you choose one of the following options:  (1) receive net investment income dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) receive all dividends and distributions in cash.  If you wish to change your distribution option, please write to the Transfer Agent before the payment date of the distribution.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if your distribution check has not been cashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions.

FEDERAL INCOME TAX CONSEQUENCES

The following discussion is very general.  Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in the Fund.

You will generally have to pay federal income taxes, as well as any state or local taxes, on distributions received from the Fund, whether paid in cash or reinvested in additional shares.  If you sell Fund shares, it is generally considered a taxable event.

Distributions of net investment income, other than “qualified dividend income,” and distributions of short-term capital gains, are taxable for federal income tax purposes at ordinary income tax rates.  Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Fund shares.  For taxable years beginning on or before December 31, 2012, distributions reported as qualified dividend income are taxed to individuals and other non-corporate investors at rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied.  Dividends paid by a Fund may qualify in part for the dividends received deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied.

You may want to avoid buying shares of the Fund just before it declares a distribution (on or before the record date), because such a distribution will be taxable to you even though it may effectively be a return of a portion of your investment.

Dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared.  Information on the federal income tax status of dividends and distributions is provided annually.

If you are neither a citizen nor a resident of the United States, certain dividends you receive from the Fund may be subject to federal withholding tax.  To the extent that the Fund’s distributions are subject to such withholding, the Fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty).  Dividends that are reported by the Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding for taxable years of the Fund that began before January 1, 2012.

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your redemption proceeds, dividends and other distributions.  Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.  The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013.

FINANCIAL HIGHLIGHTS

Because the Fund has not commenced operations as of the date of this Prospectus, no financial information is available.

Investment Advisor
Advisors Asset Management, Inc.,
18925 Base Camp Road
Monument, Colorado 800123

Sub-advisor
Bahl & Gaynor, Inc.,
212 East Third Street, Suite 200
Cincinnati, Ohio  45202

Independent Counsel
Bingham McCutchen LLP
355 S. Grand Avenue, Suite 4400
Los Angeles, California 90071

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

 Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin  53233-2301

Distributor
Grand Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin  53233-2301

AAM/Bahl & Gaynor Income Growth Fund
A series of the Investment Managers Series Trust

FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information (SAI)
The SAI provides additional details about the investments and techniques of the Fund and certain other additional information.  A current SAI is on file with the SEC and is incorporated into this Prospectus by reference.  This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Additional information about the Fund’s investments will be available in the Fund’s semi-annual and annual reports to shareholders.  In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its most recent fiscal year.

You can obtain a free copy of the SAI or the Fund's annual and semi-annual reports (once available), request other information, or inquire about the Fund by contacting a broker that sells the Fund or by calling the Fund (toll-free) at 1-888-966-9661 or by writing to:

AAM/Bahl & Gaynor Fund
c/o UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI  53201

The Fund’s SAI and annual and semi-annual reports will not be available on the Internet because the Fund does not have an Internet website.

You may review and copy information including the shareholder reports and SAI at the Public Reference Room of the SEC in Washington, DC.  You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090.  Reports and other information about the Fund are also available:
•	Free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov;
•	For a fee, by writing to the Public Reference Room of the SEC, Washington, DC 20549-1520; or
•	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

 (The Trust’s SEC Investment Company Act file number is 811- 21719.)